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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 20, 2000



                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                       0-16421                      52-1518642
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.     NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.

      On December 20, 2000, Provident Bankshares Corporation ("Provident") issued a press release announcing that its Board of Directors approved extending its stock repurchase plan to purchase 2,588,000 additional shares. A copy of the press release is attached hereto as Exhibit 99.1.






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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PROVIDENT BANKSHARES CORPORATION


                                By:   /s/ Peter M. Martin
                                      ------------------------------------------
                                      Peter M. Martin
                                      Chairman of the Board, President and Chief
                                      Executive Officer

Date: December 21, 2000




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                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
    -------                        -----------

     99.1           Press release dated December 20, 2000.